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Exhibit 99.2

Smurfit-Stone

First Quarter 2006
Earnings Conference Call

April 25, 2006

[LOGO]

Table of Contents

Earnings summary

Segment reviews

Financial review

Strategic initiatives status

Outlook

Safe Harbor

This presentation contains statements relating to future results. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, continued pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in “Part 1, Item 1A, ‘Risk Factors’ “ in the company’s annual report on form 10-K for the year ended December 31, 2005, as updated from time to time in the company’s Securities and Exchange Commission filings.

Statements Relating to Non-U.S. GAAP Financial Measures

During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of those numbers to U.S. GAAP financial measures is included in the company’s first quarter 2006 earnings press release available on the company’s website at www.smurfit-stone.com

Contact Information

John Haudrich

(314) 746-1266

jhaudrich@smurfit.com

2

Earnings Summary
1Q 06 EPS less Unusual Items

[CHART]

3

Segment Reviews
Containerboard and Corrugated Containers

	1Q 06	4Q 05	1Q 05

Segment Operating Profit ($ in Millions)	$9	$(5)	$66

Mill Operating Rates	96.6%	97.3%	87.9%
Containerboard Production (M Tons)	1,771	1,813	1,751
Avg. Sequential Domestic Linerboard Price Change	10.1%	—	—

Avg. Day Box Shipments (MSF/Day)	313.2	333.2	314.9
Avg. Sequential Corrugated Price Change	3.6%	—	—

4

Segment Reviews
Consumer Packaging

	1Q 06	4Q 05	1Q 05

Segment Operating Profit ($ in Millions)	$16	$20	$15

Folding Carton Shipments (M Tons)	128	130	124

5

Segment Reviews
Other Operations Segment (Principally the Reclamation Operation)

	1Q 06	4Q 05	1Q 05

Segment Operating Profit ($ in Millions)	$4	$3	$6

Fiber Reclaimed & Brokered (M tons)	1,666	1,599	1,636

6

Corporate Activities ($ in Millions)

4Q 05 Other Expense	$180

(Favorable) Unfavorable
Interest Expense	7
Restructuring	(15)
4Q 05 Anti-trust Settlement Charges	(36)
Gain on Sale of Fixed Assets	(23)
4Q 05 Employee Benefit Plan Changes	8
Stock Compensation expense	2
Other, Net	4

1Q 06 Other Expense	$127

7

Financial Review

Initiative tracking methodology

EBITDA Roll forward:   4Q 05 to 1Q 06

Other key financial measures

8

Strategic Initiative Targets ($ in Millions)

[CHART]

•                  Targets are full year goals

•                  Baseline:  YTD 3Q 05

9

Initiative Benefit Tracking Methodology

Quarterly EBITDA Roll forward

Split:  Price, Volume, Inflation, Timing Issues & Initiatives

Cost Reduction Initiatives	Above Market Growth Initiatives

Roll forward quarterly operating costs	Evaluate SSCC price and volume trends vs. market

• Inflation	Present EBITDA impact

• Volume

• Cost savings initiatives

• Other cost changes

10

1Q 06 EBITDA Roll Forward

[CHART]

11

Initiative Benefits ($ in Millions)

Quarterly Benefit vs. Baseline

[CHART]

Cumulative Benefit vs. 2006 Target

[CHART]

12

Financial Review
Other key measures ($ in Millions)

Debt at 3/31/06:

•                  Reported debt:  $4,719

•                  Off balance sheet debt:  $487

•                  Revolving credit availability: $289

Capital Expenditures:

•                  1Q 06 actual:   $56

13

Initiative Status

Key Initiative	Status
Mill closures	Complete
Container productivity	Nearly half complete in headcount reduction
Scaling/Plant closures	2 pilots underway; extending scaling to 4 additional metropolitan markets
Integration	Significant reduction in # of trim sizes; piloting grade combination reduction; lower roll stock inventories
Revenue	Sales force reorganization essentially complete

14

Key Initiative Measures

Measure	1Q 06	Cumulative
Mill closures	0	2
Corrugated plant closures (including announcements)	4	6
Corrugator shut downs (in addition to plant closures)	2	2
Headcount reduction (vs. June 05)	Down 2.3%	Down 6.7%
Container productivity initiative progress	25-30%	40-50%
Reduction in roll stock inventories	Down 4.0%	Down 11.3%

15

2Q 06 Strategic Initiative Activities

Continued progress in our container productivity initiatives

2 to 4 additional corrugated plant closures

Expansion of scaling initiative into 4 additional metropolitan markets

Commence enterprise rollout of grade width reduction initiative

Implement growth initiatives

16

Outlook

Continued packaging price improvement

Improving demand, seasonally stronger period

Moderating costs

Progress on strategic initiatives

17

Q&A

18